SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             SIEBERT FINANCIAL CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


              DELAWARE                                      11-1796714
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(State of Incorporation or Organization)                (I.R.S. Employer
                                                       Identification No.)

885 THIRD AVENUE, SUITE 1720, NEW YORK, NEW YORK               10022
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  (Address of Principal Executive Offices)                   (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. [ ]                                   box. [X]

Securities Act registration statement file number to which this form relates: 333-49843
             -------------
            (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                   Name of Each Exchange on Which
       to be so Registered                   Each Class is to be Registered
       -------------------                   ------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:


                               SUBSCRIPTION RIGHTS
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                                (Title of Class)


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                                (Title of Class)

Item 1.           Description of Registrant's Securities to be Registered.
                  --------------------------------------------------------

                  Incorporated by reference to the description of the Subscription Rights contained in the Registrant's Amendment No. 1 to the Registration Statement on Form S-1 (Registration No. 333-49843).

Item 2.           Exhibits.
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1(a)              Certificate of Incorporation of Siebert Financial Corp.,
                  formally known as J. Michaels, Inc., originally filed on April 9, 1934, as amended and restated to date, filed as Exhibit 3.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and incorporated herein by reference.

1(b) By-laws of Siebert Financial Corp. filed as Exhibit 3(b) to the Registration Statement on Form S-1 (File No. 333-49843) under the Securities Act of 1933, as amended ("Form S-1"), and incorporated herein by reference, Form S-1 having been filed with the Securities and Exchange Commission on April 10, 1998.


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


                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    SIEBERT FINANCIAL CORP.


Dated:   July 14, 1998        By:   /s/    MURIEL F. SIEBERT
                                    ------------------------------
                                    Name:  Muriel F. Siebert
                                    Title: President and Chief Executive Officer



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